NN, Inc. Q3 2026 Earnings Report October 29, 2026

2 Forward Looking Statements This presentation may contain forward-looking statements regarding our business, operations, and financial performance. Such statements are based on current expectations and assumptions that are subject to a number of risks and uncertainties. Actual results could differ materially. Please refer to our most recently filed Form 10-K and our Form 10-Q for the period following that Form 10-K, including the risk factors described therein. We undertake no obligation to update any forward-looking statement, except as required by law. Given these risks and uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements. We present both GAAP and non-GAAP financial measures in this presentation. A reconciliation of non-GAAP to GAAP measures is included in this presentation and in the most recent earnings press release, which is distributed and available to the public through our Investor Relations website located at investors.nninc.com/news-events/presentations.

3 Q3 2026 Earnings Highlights +26% +19%+50% +40% $106M Q3’26 Y/Y Net Sales Growth Q3 YTD Y/Y Net Sales Growth Q3’26 Y/Y Adj. EBITDA Growth Q3 YTD Y/Y Adj. EBITDA Growth Q3 YTD New Business Awards NN Delivering Great Results in 2026; Momentum into 2027

4 Q3 2026 Results: Key Messages 1 2 3 Growing sales and increasing profits Winning new business both for immediate launch in 2026, and into 2027 & 2028 4 Increasing Gross Margin rates and adjusted EBITDA rates Raising financial guidance for 2026, solid momentum into 2027

5 Q3 2026 Financial Results $18.5 $50.6 Adjusted EBITDA ($millions, except percentages) $131.1 $378.3 Net Sales ($millions, except percentages) ($millions, except percentages) Q3’25 Q3’26 Y/Y Q3 YTD ‘25 Q3 YTD ‘26 Y/Y Net Sales $103.9 $131.1 + $27.2 $317.5 $378.3 + $60.8 Adj. Gross Margin $19.5 $25.3 + $5.8 $58.5 $74.5 + $16.0 Adj. Gross Margin % 18.8% 19.3% + 50 basis pts 18.4% 19.7% + 130 basis pts Adj. EBITDA $12.4 $18.5 + $6.1 $36.1 $50.6 + $14.5 Adj. EBITDA Margin % 11.9% 14.1% + 220 basis pts 11.4% 13.4% + 200 basis pts +26% +19% 14.1% 13.4%Y/Y Growth Adj. EBITDA Margin % Q3’26 Q3’26 YTD ’26 YTD ’26

6 Power Solutions Segment / Stamped & Plated Products $63.2 $180.9 Net Sales ($millions, except percentages) +41% +36%Y/Y Growth $13.4 $36.5 Adjusted EBITDA ($millions, except percentages) Adj. EBITDA Margin % 21% 20% Q3’26 Q3’26 YTD ’26 YTD ’26

7 Mobile Solutions Segment / Machined Products $68.2 $197.9 Net Sales ($millions, except percentages) +15% +7%Y/Y Growth $8.8 $26.8 Adjusted EBITDA ($millions, except percentages) Adj. EBITDA Margin % 13% 14% Q3’26 Q3’26 YTD ’26 YTD ’26

Paid Off all Preferred Stock during 2026

Enables Stronger Forward Actions on Sales Growth and Earnings Growth

Preferred Stock and Net Debt*
Q4'25 to Q3'26 Proforma**

$Millions


$122M, 47% Reduction
$261M
$139M
Year-End 2025
Q3 2026 Proforma

KEY COMMENTS

Eliminated all preferred stock: obligations dating back to 2021 through 5 transactions.

Upgraded investor roster: equity investments from new growth-oriented institutional investors.

Capital flexibility expanded: removes constraints and unlocks growth potential

- Greater flexibility to further optimize business results
- Create sustainable forward growth curve but securing new business in targeted areas
- Expand capacity for growth in strategic end markets

(*) Net Debt = Total debt - cash and cash equivalents

(**) Proforma reflects Preferred Stock and Net Debt of $192M as of September 30, 2026 less $53M final redemption of series D preferred stock

BEYOND RELIABLE
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9 5 Pillar Growth Program High-Value Vehicle • Intentional product portfolio of demanding applications that require exceptionally precise parts, drives NN technology curve Electric Grid • Precision stamped, plated and assembled products, especially smart meter components, circuit breaker components 2 Medical Equipment • Growing markets, very precise products, special equipment & team, recent marquee customer awards & launches 3 Defense and Electronics • Many robust weapon and electronics applications, many products, growing business, recent Tier 1 awards & launches 4 5 1 Data Center • Fast-growing market and business, demanding applications for many NN products, recent liquid cooling new products

NN’s Top 3 Growth Markets TTM Net Sales Data Center & Electric Grid $87M Defense & Electronics $62M Medical $13M $100M $85M $85M Combined: $162M TTM Net Sales TTM = trailing twelve months 10 Top 3 Growth Markets $162M Approx. Pipeline Size $270M Pipeline data as of 10/9/26

Data Center and Electric Grid - Business Highlights

~$87M
TTM Q3 Net Sales

$48M
New Awards

~$100M
Quoted Opportunities in Pipeline; Greater Amounts in Prospecting

NN's #2 Largest Market: Electric Grid and Data Center

- Parts for AI data center racks, grid and site transformers, disconnects, breakers and smart meters
- Grid edge power and in-rack cooling
- Global prospecting with new and existing customers

New Product Line: Data Center AI chip cooling

- Building global supply positions across multiple rack platforms
- Leveraging NN's fluid-management know-how
- Multi-quarter ramp-ups underway, into Q1 2027

New Capacity: Adding Machines for AI Demand

- 50+ new CNC machine centers in Wuxi to service Southeast Asia supply chains and global AI data center construction
- Evaluating another NN plant in China to increase AI data center capacity

BEYOND RELIABLE.

Pipeline data as of 10/9/26

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Data Center Specific Business Highlights

BUSINESS IS GROWING

~$35M

Q4 2026 EXIT ANNUAL REVENUE RUN RATE

Up from ~$2M annually at beginning of 2025

SIGNIFICANT PIPELINE EXPANSION

~$48M

GLOBAL SALES PIPELINE

Opportunities in China, Europe and N. America;

LONG-TERM DATA CENTER BUSINESS GOAL

$100M

Forward-Looking Management Objective; Not Estimated Revenue

INSTALLED MACHINE CAPACITY

Expansion underway for liquid cooling parts

~19	~55	~180
Q3 2026	Q1 2027	Objective

Underway with continuous capacity expansion

TOP THREE SEGMENTS

Power infrastructure
Critical power-system components

Rack components
Components supporting rack architecture

Liquid cooling systems
Capacity expanding to support demand

Growth supported by new products and new customers

SHIPPING FROM FOUR PLANTS

Wuxi	China
Attleboro	Massachusetts
North Attleboro	Massachusetts
Kentwood	Michigan

Pipeline Reach: China | North America | Europe

BEYOND RELIABLE

Pipeline data as of 10/9/26

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13 NN Data Center Product Line Expanding and Ramping Up Precision-machined components for liquid-cooled AI data center racks Liquid-Cooling Connector Components Electrical Switch Components Wuxi, China First batch of new CNC machines now online in Wuxi, China Dedicated machine centers at NN’s Wuxi, China plant are producing liquid-cooling components for AI data center racks, supplying liquid cooling system integrators across the region. 50+ New CNC machines being added in Wuxi $48M Pipeline opportunities PCB Test Probe Components

Defense & Electronics - Business Highlights

~$62M
TTM Q3 Net Sales

$10M
New Business Wins

~$85M
Quoted Opportunities in Pipeline

Critical Componentry for Global Defense & Electronics

- Components and complete products for weapons and guidance systems
- Large growing market, approved supplier in US Defense industry at multiple plants
- ITAR and ATF registered and compliant

New Product Line: Firearm Assemblies

- Multi-year complete firearm products for a U.S. company
- Multiple first-time advancements: titanium machining, laser welding, advanced coatings
- Multiple ramp-ups underway, sales began in Q3 2026

New Product Line: Defense Munitions

- Have secured initial orders for anti-drone military munitions
- Multiple first-time advancements: brass machining, multi-part matching
- Initial ramp-up underway, large go-forward opportunity

BEYOND RELIABLE.

Pipeline data as of 10/9/26

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15 Medical – Business Highlights $13M TTM Q3 Net Sales Critical Componentry into Global Medical Market $25–30M Potential Sales with New Medical Equipment Customers* New Product Line: Robotic Surgery Equipment Parts ~$85M Quoted Opportunities in Pipeline Gaining Momentum • Qualified with a leading platform; initial POs received • Many new product wins as company delivers improved next- gen product performance • Qualified supplier to new equipment provider with over 30 platforms; initial POs received for one platform, initial production equipment installed & validated • Passed the hurdle of hard-to-get plant certification • Pipeline building • Several ramp-ups underway • Strong team in place • Excellent new partnerships Pipeline data as of 10/9/26 (*) Management Estimate

16 Raising 2026 Guidance Actual 2025 Results Prior 2026 Guidance Range *NEW* 2026 Guidance Range *NEW* 2026 Guidance Midpoint *NEW* 2026 Midpoint vs. 2025 Actuals Net Sales $422M $460M - $480M $480M - $500M $490M + $68M, or + 16% Adjusted EBITDA $49M $55M - $65M $64M - $68M $66M + $17M, or + 35% New Business Wins $70M $80M - $100M $110M - $130M $120M + $50M, or + 71% Key Notes 1) Assumes current base metal costs – steel, gold, silver, copper, brass 2) Assumes current FX rate environment FY’26 Guidance as of October 28, 2026

Multi-Year Plan for Sales Growth and Profit Growth 17 Key Multi-Year Assumptions: • Sales growth – average $50M annual sales growth influenced by market growth, pace of auto sales optimization, and new sales onboarding • Margin growth – average $7M annual adjusted EBITDA growth influenced by sales volume & mix, annual cost-out program • Basis cost stability - metals, FX rates – these items impact sales figures, percentage calculations, and comparisons $490M Sales Growth, Adj. Gross Margin Growth 20% of Sales 22% of Sales $66M $87M Adj. EBITDA Growth 13% of Sales 14% of Sales $625M 2029 Target Mid-Point 2029 Target 2026 Guidance Midpoint 2026 Guidance Midpoint

18 Appendix

19 This presentation contains certain financial measures not presented in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted gross margin, adjusted gross margin %, adjusted income from operations, adjusted EBITDA, adjusted EBITDA margin % and net debt (collectively, the "non-GAAP financial measures"). These non-GAAP financial measures are not calculated in accordance with GAAP and should not be considered in isolation from, or as a substitute for, the most directly comparable GAAP measures, and may not be comparable to similarly titled measures used by other companies. Management uses these non-GAAP financial measures, together with the comparable GAAP measures, to evaluate the Company's operating performance and underlying business trends across periods on a consistent basis, and to assist in operational and financial decision-making, including with respect to internal budgeting and resource allocation. Reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure are set forth in the tables accompanying this presentation. Non-GAAP Financial Measures Footnotes

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